UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2013

VITRAN CORPORATION INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-32449	98-0358363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 The West Mall, Suite 701 Toronto, Ontario, Canada		M9C 5L5
(Address of principal executive offices)		(Zip Code)

(416) 596-7664

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 4, 2013, Vitran Corporation Inc. (the “Company”) entered into a Shareholder Rights Plan Agreement (the “Rights Agreement”) with Computershare Trust Company of Canada, as Rights Agent (the “Rights Agent”), in order to implement a shareholder rights plan (the “Rights Plan”). In connection with the Rights Plan, the Board of Directors of the Company (the “Board”) has declared a dividend distribution of one common share purchase right (a “Right”) for each outstanding common share of the Company (the “Common Shares”). The distribution is payable to the stockholders of record as of November 15, 2013 (the “Record Time”). Each Right entitles the registered holder to purchase from the Company one Common Share at the Exercise Price (as defined below), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

Issuance of Rights

Under the Rights Plan, the Company shall issue one Right in respect of each Common Share outstanding on the Record Time and one Right in respect of each Common Share which may be issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below). Each Right will be evidenced by the Company’s Common Shares and will trade only with the Company’s Common Shares, until the Separation Time, as discussed below. No physical distribution of separate certificates evidencing the Rights will be made until the Separation Time.

Exercise Price and Adjustment of Exercise Price and Number of Rights

Each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one Common Share. “Exercise Price” is defined in the Rights Agreement to be (i) until the Separation Time, an amount equal to three times the Market Price (as defined below), from time to time, per Common Share and (ii) from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share. The Exercise Price and the number of the Rights outstanding are subject to adjustment if, after the Record Time, the Company performs certain actions that customarily trigger adjustments, including declaring or paying a dividend on its Common Shares; subdividing or changing the number of outstanding Common Shares into a greater number of Common Shares; combining or changing the number of outstanding Common Shares into a smaller number of Common Shares; or issuing any Common Shares, subject to certain exceptions.

The “Market Price” on a specific date is generally defined in the Rights Agreement as the average of the daily closing prices of the security on each of the 20 consecutive trading days through and including the trading day immediately preceding such date.

Exercise of Rights and Transferability

Until the Separation Time, the Rights shall not be exercisable and each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share. From and after the Separation Time and prior to the Expiration Time, the Rights shall be exercisable and the registration and transfer of the Rights shall be separate from and independent of the Common Shares.

Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time or who subsequently becomes a holder of record of Common Shares upon the exercise of rights attaching to Convertible Securities (as defined in the Rights Agreement) after the Separation Time and before the Expiration Time, a rights certificate (the “Rights Certificate”)

representing one Right for each Common Share. The Rights may be exercised in whole or in part on any business day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, the Rights Certificate together with an election to exercise such Rights and payment of the Exercise Price for each Right being exercised. Upon receipt of the foregoing, the Rights Agent will direct the Company’s transfer agent to issue stock certificates to the holders exercising their Rights, representing the number of Common Shares to be purchased.

Flip-in Event

A flip-in event (a “Flip-in Event”) occurs when any person or entity becomes an Acquiring Person (as defined below). If prior to the Expiration Time a Flip-in Event occurs, the Company shall take such action as shall be necessary to ensure and provide, within ten business days of such occurrence or such longer period as may be required under applicable law, so that each Right shall thereafter constitute the right to purchase from the Company, upon payment of the Exercise Price and otherwise exercising such Right in accordance with the terms of the Rights Agreement, that number of Common Shares having an aggregate Market Price on the date of occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.

Upon the occurrence of any Flip-in Event, any Rights that are beneficially owned by an Acquiring Person, or an affiliate or associate of an Acquiring Person or any person or entity acting jointly or in concert with an Acquiring Person or a transferee or other successor in title of Rights, directly or indirectly, of an Acquiring Person or of any person or entity acting jointly or in concert with an Acquiring Person shall become null and void without any further action, and any holder of such Rights shall not have any right whatsoever to exercise such Rights under the Rights Agreement and shall not have thereafter any right whatsoever with respect to such Rights.

Separation Time

“Separation Time” is defined in the Rights Agreement as the close of business on the tenth (10th) trading day after the earliest of (i) the Stock Acquisition Date (as defined below); (ii) the date of the commencement of, or first public announcement of the intent of any person (other than the Company or any subsidiary of the Company), to commence a take-over bid (other than a Permitted Bid or Competing Permitted Bid (both as defined below)); and (iii) the date upon which a take-over bid ceases to be a Permitted Bid or Competing Permitted Bid; or such later time as may be determined by the Board acting in good faith.

“Stock Acquisition Date” is defined in the Rights Agreement as the first date of public announcement by the Company or an Offeror (as defined below) or an Acquiring Person of facts indicating that such person or entity has become an Acquiring Person.

“Offeror” is defined in the Rights Agreement as a person or entity who has announced a current intention to make, or who makes and has outstanding, a take-over bid.

Expiration Time

Expiration Time is defined in the Rights Agreement as the earlier of (i) the time at which the exercise of Rights shall terminate pursuant to the terms of the Rights Agreement and (ii) the date of the termination of the Rights Agreement, which shall be the earlier of May 2, 2014 or such earlier date or time as may be determined by the Board.

Acquiring Person

Acquiring Person means any person or entity who is the Beneficial Owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company (collectively, “Voting Shares”), provided, however, that the term Acquiring Person shall not include (i) the Company or any subsidiary of the Company; (ii) any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of any one or any combination of: (A) a Corporate Acquisition; (B) a Permitted Bid Acquisition; (C) Corporate Distributions, (D) Exempt Acquisitions, or (E) Convertible Security Acquisitions; (iii) for the period of ten (10) days after the date of the first public announcement of a take-over bid, any fund manager, trust company, statutory body, pension fund or certain other stipulated person which becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares that makes or proposes to make a take-over bid; (iv) an underwriter or member of a banking or selling group that becomes the Beneficial Owner of Voting Shares in connection with a distribution of securities of the Company; or (v) a Person (a “Grandfathered Person”) who is the Beneficial Owner of 20% or more of the outstanding Voting Shares as at the date of the Rights Agreement, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person to the event that such Grandfathered Person shall, after the date of the Rights Agreement: (1) cease to own 20% or more of the outstanding Voting Shares or (2) become the Beneficial Owner (other than pursuant to any one or a combination of a Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition) of additional Voting Shares constituting more than 0.25% of the number of Voting Shares outstanding as at the date of the Rights Agreement.

In general, as defined in the Rights Agreement:

(A)	a “Corporate Acquisition” means an acquisition by the Company or a subsidiary of the Company or the redemption by the Company of Voting Shares which by reducing the number of Voting Shares outstanding increases the proportionate number of Voting Shares Beneficially Owned by any person or entity;

(B)	a “Permitted Bid Acquisition” means a share acquisition made pursuant to a Permitted Bid or a Competing Permitted Bid;

(C)	a “Corporate Distribution” means an acquisition as a result of (i) a stock dividend or a stock split or other event pursuant to which such person receives or acquires Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class or series of the Company or (ii) any other event pursuant to which all holders of Voting Shares are entitled to receive Voting Shares or Convertible Securities on a pro rata basis, including, without limiting the generality of the foregoing, pursuant to the receipt and/or exercise of rights issued by the Company and distributed to all the holders of a series or class of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities of the Corporation, provided that such rights are acquired directly from the Company and not from any other person and provided further that the person in question does not thereby acquire a greater percentage of Voting Shares, or Convertible Securities representing the right to acquire Voting Shares of such class, than the percentage of Voting Shares of the class Beneficially Owned immediately prior to such acquisition;

(D)	an “Exempt Acquisition” means a share acquisition (i) in respect of which the Board has waived the application of certain sections of the Rights Agreement (ii) which was made on or prior to the Record Time; (iii) pursuant to the receipt or exercise of rights issued by the Company to all the holders of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities, provided that such rights are acquired directly from the Company and a person does not increase its percentage holding of Voting Shares; (iv) pursuant to a distribution by the Company of Voting Shares or Convertible Securities made pursuant to a prospectus, provided that the person does not increase its percentage holding of Voting Shares; or (v) pursuant to an issuance and sale by the Company of Voting Shares or Convertible Securities by way of a private placement by the Company provided that (a) all necessary stock exchange approvals for such private placement have been obtained and such private placement complies with the terms and conditions of such approvals, and (b) the purchaser does not become the Beneficial Owner of more than 25% of the Voting Shares outstanding immediately prior to the private placement (and in making this determination, the securities to be issued to such purchaser on the private placement shall be deemed to be held by such purchaser but shall not be included in the aggregate number of outstanding Voting Shares immediately prior to the private placement).;

(E)	a “Convertible Security Acquisition” means the acquisition of Voting Shares upon the exercise, conversion or exchange of Convertible Securities received by such person or entity pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Corporate Distribution;

(F)	a “Convertible Security” means (i) any right (regardless of whether such right constitutes a security) to acquire Voting Shares from the Company and (ii) any securities issued by the Company from time to time (other than the Rights) carrying any exercise, conversion or exchange right, in each case pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares; and

(G)	as further defined and qualified in the Rights Agreement, a person or entity shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own” any securities of which such person or entity or any affiliate or associate of such person: (i) is the owner in law or equity, directly or indirectly; (ii) has the right to acquire or become the owner at law or equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to Convertible Securities, or pursuant to any agreement, arrangement, pledge or understanding (including, for greater certainty, any lock-up agreement), whether or not in writing, (other than (x) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and (y) pledges of securities in the ordinary course of business of the lender granted as security for bona fide indebtedness) or otherwise; (iii) has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the occurrence of any contingency, pursuant to any agreement, arrangement, pledge or understanding, written or oral (other than pursuant to pledges of securities in the ordinary course of business of the lender granted as security for bona fide indebtedness) or otherwise.

Permitted Bid and Competing Permitted Bid

A take-over bid will not trigger a Flip-in Event if it is a Permitted Bid or a Competing Permitted Bid. A Permitted Bid is a take-over bid made by way of a take-over bid circular which also complies with the following additional provisions: (i) the takeover bid is made to all holders of Voting Shares for all Voting Shares held by them (other than the Voting Shares held by the Offeror and its affiliates and associates); (ii) the take-over bid contains, and the take up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that (A) no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date which is not earlier than the ninetieth (90th) day following the take-over bid; (B) unless the take-over bid is withdrawn, Voting Shares may be deposited pursuant to such take-over bid at any time prior to the close of business on the date of first take-up or payment and that any Voting Shares deposited pursuant to the take-over bid may be withdrawn at any time prior to the close of business on such date; (C) more than 50% of the outstanding Voting Shares held by independent shareholders, determined as at the close of business on the date of first take-up or payment for Voting Shares under the take-over bid, must be deposited to the take-over bid and not withdrawn at the close of business on the date of first take-up or payment for Voting Shares and (D) that if more than fifty percent (50%) of the Voting Shares held by independent shareholders shall have been deposited pursuant to the take-over bid and not withdrawn as at the close on business on the date of first take-up or payment for Voting Shares under the take-over bid, the Offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares for not less than ten business days from the date of such public announcement.

A Competing Permitted Bid is a take-over bid that is made after a Permitted Bid has been made and prior to the expiry of that Permitted Bid, that satisfies the requirements for a Permitted Bid, other than that the take-up and payment for securities tendered or deposited thereunder are subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Competing Permitted Bid prior to the close of business on a date that is no earlier than the later of (A) later of 35 days after the date the Competing Permitted Bid is made or (B) 90 days after the earliest date on which any other Permitted Bid or Competing Permitted Bid that is then in existence was made and only if at that date, more than 50% of the then outstanding Voting Shares held by independent shareholders have been deposited or tendered to the Competing Permitted Bid and not withdrawn.

Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights (i) to be bound by and subject to the provisions of the Rights Agreement in respect of all Rights held; (ii) that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share; (iii) that after the Separation Time, the Rights Certificate will be transferable only upon registration of the transfer in the register for the Rights; (iv) that, prior to due presentment of a Rights Certificate for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; (v) that such holder of Rights has waived its right to receive any fractional Rights or any fractional shares upon exercise of a Right; (vi) that, without the approval of any holder of Rights and upon the sole authority of the Board acting in good faith, the Rights Agreement may be supplemented or amended from time to time as provided for in the Rights Agreement; and (vii) that neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other person or entity as result of the inability of the Company or the Rights Agent to perform any of their obligations under the Rights Agreement by reason of any preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise inhibiting or restraining performance of such obligation.

Rights Holders Not Shareholders

No holder of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of the Rights, nor shall the Rights Agreement nor any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Company.

Redemption and Waiver

The Board acting in good faith may at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, subject to adjustment.

The Board may also waive certain provisions of the Rights Agreement. Amongst other provisions, the Board acting in good faith may, prior to the occurrence of a Flip-in Event determine to waive the application of Rights Agreement to such particular Flip-in Event. The Board may also waive the application of the Rights Agreement in respect of the occurrence of any Flip-in Event if the Board of Directors has determined that a person or entity became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under the Rights Agreement provided that at the time of the waiver, the person or entity reduces its beneficial ownership of Voting Shares such that the person or entity is no longer an Acquiring Person.

Supplements and Amendments

The Company may prior to the occurrence of a Flip-in Event, amend, supplement, vary or delete any of the provisions of the Rights Agreement and the Rights in its sole discretion by resolution of the Board acting in good faith (whether or not such action would materially adversely affect the interests of the holders of Rights generally); provided that no such amendment, supplement, variation or deletion shall be made to the provisions of Article 4 of the Rights Agreement except with the written concurrence of the Rights Agent. Any such amendment, supplement, variation or deletion shall be effective from the date of the resolution of the Board subject to receipt of any necessary regulatory approval including that of any securities regulatory authority or stock exchange.

The Rights Agreement is incorporated herein by reference as an exhibit to this Current Report. The foregoing description of the Rights Agreement is qualified in its entirety by reference to the Rights Agreement.

Item 3.03.	Modification of Rights of Security Holders

The disclosure of Item 1.01 regarding the adoption of the Rights Plan and the description of the material terms of the Rights Plan is hereby incorporated by reference.

Item 9.01	Exhibits

Exhibit Number	Exhibit

10.1	Shareholder Rights Plan Agreement (filed as exhibit 10.1 to the Current Report on Form 8-K filed by the Company on November 5, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRAN CORPORATION INC. (Registrant)

Dated: November 8, 2013	By:	/s/ Fayaz D. Suleman
Fayaz D. Suleman
Vice President Finance and Chief Financial Officer